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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)    September 9, 1997
                                                           -----------------


                           PRINTRAK INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)




        Delaware                    000-20719                  33-0070547
 ------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)              Identification No)




          1250 North Tustin Avenue, Anaheim,  California     92807
          ---------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code (714) 238-2000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                                  Page 1 of 47

                             Exhibit Index on Page 4

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On August 9, 1997, the Registrant completed the acquisition of SunRise Imaging, a California corporation ("SunRise"), pursuant to an Agreement of Merger dated August 29, 1997 (the "Merger Agreement") among the Registrant, SunRise Acq. Corp., a California corporation and wholly-owned subsidiary of the Registrant, and SunRise.

     On such date, SunRise Acq. Corp. was merged with and into SunRise, with SunRise surviving such merger and becoming a wholly-owned subsidiary of the Registrant. In connection with such merger, the outstanding shares of Common Stock of SunRise were converted into the right to receive an aggregate of $10,175,000, plus an additional amount of up to $725,000 to be determined based on the revenues of SunRise for fiscal 1997. The purchase price and all other terms of the transaction were determined by arms-length negotiations between the parties.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED-to be filed by amendment within 60 days

         (b)   PRO FORMA FINANCIAL INFORMATION-
               to be filed by amendment within 60 days

         (C)   EXHIBITS

               EXHIBIT NO.    DESCRIPTION

               2.1 Agreement and Plan and Merger dated August 29, 1997 among Registrant, SunRise Acq. Corp., and SunRise Inc.

               99.1           Press Release dated September 2, 1997.

               99.2           Press Release dated September 10, 1997.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRINTRAK INTERNATIONAL INC.



Date:  September 24, 1997               By:      /s/ Richard M. Giles
                                             -----------------------------------
                                             Richard M. Giles
                                             Chairman of the Board, Chief
                                             Executive Officer and President


                                       -3-

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                                  EXHIBIT INDEX


                                                                      SEQUENTIAL
EXHIBIT NO.         DESCRIPTION                                         PAGE NO.
-----------         -----------                                       ----------

    2.1             Agreement and Plan of Merger dated                     5
                    August 29, 1997
                    among Registrant, SunRise Acq. Corp.,
                    SunRise and the principal shareholders

   99.1             Press Release dated September 2, 1997                 45

   99.2             Press Release dated September 10, 1997                47


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